FORM 8-K

                    SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC 20549

                              CURRENT REPORT


  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

   Date of Report (Date of earliest event reported) June 15, 1997.


                       DCI Telecommunications, Inc.
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          (Exact name of registrant as specified in its charter)


   Colorado                     2-96976-D               84-1155041
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(State or other             (Commission File        (IRS Employer
   jurisdiction of            Number)                 Identification
   incorporation)                                     Number)

                      611 Access Road, Stratford, CT 06497
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                 (Address of principal executive offices)

    Registrant's telephone number, including area code:  (203) 380-0910

                         ------------------------

                   P.O. Box 320334, Fairfield, CT 06497
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      (Former name or former address, if changed since last report.)

Item 2. Acquisition or Disposition of Assets

On March 31, 1997, DCI Telecommunications, Inc. made an offer to CardCall International Holdings, Inc. ("CardCall"), a Delaware corporation, to purchase all its outstanding common stock (8,238,125 shares) and warrants. CardCall is the parent company of CardCaller Canada, Inc., a Canadian corporation, and CardCall (UK) Limited incorporated under the Laws of the United Kingdom. CardCall is in the business of designing, developing and marketing, through distributors, prepaid phone cards which provide the cardholder access to long distance service through switching facilities. DCI has previously invested $1,500,000 in CardCall for which it received $1,200,000 in notes payable 120 days after demand. The remaining $300,000 did not have any stipulated repayment terms.

In June 1997, the Board of Directors and shareholders of CardCall approved the transaction. For each 100 shares of common stock of CardCall held by a shareholder, DCI will issue 6 shares of its common stock and a warrant to purchase 9 shares of common stock for $4.00 per share on or before February 28, 2001. In addition, each shareholder of CardCall may acquire 85 shares of DCI common stock under a subscription agreement for each 100 shares of CardCall held by such shareholder on or before July 31, 1997 at a purchase price of $.20 per share.

The terms of the transaction were derived from arms-length negotiation, and there was no relationships between CardCall, DCI or their Board of Directors or officers. CardCall has sixty-six shareholders.

All physical property acquired was used in the prepaid phone card business and related office functions, and the registrant plans to continue such use.

Pro forma financial information was included in the registrants Form 10K for the year ended March 31, 1997 and audited financial statements will be filed within 60 days.

Item 7. Financial Statements and Exhibits


                     STOCK PURCHASE AND SALE AGREEMENT


THIS AGREEMENT made the 31st day of March, 1997.

BETWEEN:


                 DCI   TELECOMMUNICATIONS,  INC.,  a  corporation
          incorporated and existing under the laws of the State of Colorado (the "Purchaser")


                            - and -


                 CARDCALL   INTERNATIONAL   HOLDINGS,   INC.,   a
          corporation incorporated and existing under the laws of the State of Delaware (the "Company")


WHEREAS:

a. The Purchaser is desirous of acquiring all of the issued and outstanding common stock of the Company and all of the issued and outstanding warrants to purchase common stock of the Company, being 8,238,125 shares of common stock and 417,062 warrants, pursuant to an Offer (as hereinafter defined);

b. The board of directors of the Company has determined that it would be advisable and in the best interests of the Company for the board of directors to support the Offer and to recommend in writing and otherwise its acceptance to the shareholders of the Company and for the Company to co-operate fully with the Purchaser and take all reasonable action to support the Offer;

c. The board of directors of the Company has determined that it would be advisable and in the best interests of the Company for it to enter into this Agreement;


NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the mutual covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

                    ARTICLE I  -  THE OFFER

1.1 Purchaser Offer. The Purchaser shall by no later than April 25, 1997 announce, and within ten business days after the date of such announcement commence (the "Mailing Date"), a tender offer (the "Offer") in accordance with Applicable Laws (as hereinafter defined) to purchase all of the issued and outstanding common stock of the Company and all of the issued and outstanding warrants to purchase common stock of the Company (such common stock and the warrants to purchase common stock being collectively referred to as the "Company Shares") in exchange for:

(a) Four Hundred and Ninety Four Thousand Two Hundred and Eighty Seven (494,287) shares of $0.0001 common stock of the Purchaser (the exchange ratio being six Purchaser Shares to be issued for each 100 Company Shares); and

(b) Warrants, substantially in the form attached hereto as Schedule A, to purchase an aggregate of Seven Hundred and Forty One Thousand Four Hundred and Thirty One (741,431) shares of $0.0001 common stock of the Purchaser at $4.00 per share (the "Warrants"), which Warrants shall be exercisable at any time until 5:00 pm (New York time) on February 28, 2001 (the exchange ratio being Warrants to purchase nine Purchaser Shares to be issued for each 100 Company Shares).

1.2 Company Approval of the Offer. The Company represents that its board of directors, has determined that the Offer is fair to the holders of the Company Shares, and is in the best interests of the Company. The board of directors of the Company has approved the Offer and this Agreement and recommends that holders of Company Shares accept the Offer.

The Company shall prepare and make available for mailing with the Offer, a Directors' Circular, prepared in accordance with all Applicable Laws (as hereinafter defined), which shall reflect the foregoing determinations and recommendation and shall take all reasonable action to support the Offer.

1.3 Going Private Transaction. The Purchaser agrees that if less than 100% of the Company Shares are taken up and paid for under the Offer, the Purchaser may utilize the appropriate provisions of the applicable company statute, or such other reasonable means, to acquire all of the outstanding Company Shares.


 ARTICLE II  -  REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser hereby represents and warrants to the Company as follows (and acknowledges that the Company is relying upon these representations and warranties in connection with the entering into of this Agreement):

2.1 Organization and Qualification. The Purchaser has been duly incorporated, is validly existing as a corporation under the laws of the State of Colorado and has the requisite corporate power and authority to carry on its business as it is now being conducted.

2.2 Compliance with Law. The Purchaser and each of its subsidiaries has complied with and is in compliance with all laws and regulations applicable to the operation of its respective businesses, including the Applicable Laws, except where failure so to comply will not have a material adverse effect and each of them has all licences, permits, orders or approvals of, and has made all required registrations with, any governmental or regulatory body that is material to the conduct of its business.

2.3 Capitalization. (1) As at the date hereof the issued capital of the Purchaser consists of approximately 7,900,000 shares of Common Stock; 1,500 Class A, Series C Convertible Non-Cumulative Preferred Stock; and 30,298 9.25% Cumulative Convertible Preferred Stock, all of which shares have been validly issued.

(2) There are 3,548,000 outstanding options to purchase Common Stock, all of which are exercisable as at the date hereof at prices ranging from $0.1875 to $0.60 per share.

2.4 Authority Relative to this Agreement. The Purchaser has the requisite corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement by the Purchaser and the consummation by the Purchaser of the transactions contemplated hereby have been duly authorized by its board of directors and no other corporate proceedings on the part of the Purchaser are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Purchaser and constitutes a valid and binding obligation of the Purchaser, enforceable by the Company against the Purchaser in accordance with its terms. The execution and delivery by the Purchaser of this Agreement and the performance by it of its obligations hereunder will not result in a violation or breach of any provision of (i) its constating documents, (ii) any agreement, contract, licence, franchise or permit to which it is a party or by which it is bound; or (iii) any law, regulation, order, judgement or decree to which it is subject or by which it is bound.

Other than in connection with or in compliance with the provisions of the securities laws of the jurisdictions in which the Offer is being made, the rules of NASDAQ, the United States Securities Exchange Act of 1934, as amended (the "U.S. Exchange Act"), state securities or "blue-sky" laws of the states of the United States (collectively, the "Applicable Laws"), no authorization, consent or approval of, or filing with, any public body, court or authority is necessary on the part of the Purchaser for the consummation of the transactions contemplated by this Agreement.


 ARTICLE III  -  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to the Purchaser as follows (and acknowledges that the Purchaser is relying upon these representations and warranties in connection with the entering into of this Agreement):

3.1 Organization and Qualification. The Company has been duly incorporated, is validly existing as a corporation under the laws of the State of Delaware and has the requisite corporate power and authority to carry on its business as it is now being conducted.


3.2 Subsidiaries. The following are the subsidiaries of the Company, each of which is wholly owned by the Company and each of which has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation.

                                   Jurisdiction of
          Company                  Incorporation

          Cardcaller Canada Inc.             Ontario
          Cardcall (UK) Limited              United Kingdom

3.3 Compliance with Law. The Company and each of its subsidiaries has complied with and is in compliance with all laws and regulations applicable to the operation of its respective businesses, including the Applicable Laws, except where failure so to comply will not have a material adverse effect and each of them has all licences, permits, orders or approvals of, and has made all required registrations with, any governmental or regulatory body that is material to the conduct of its business.

3.4 Capitalization. As at the date hereof the issued capital of the Company consists of 8,230,625 Shares, all of which are validly issued and registered in the holders set out in Schedule "B" hereto.

3.5 Authority Relative to this Agreement. The Company has the requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated by this Agreement have been duly authorized by the board of directors of the Company and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable by the Purchaser against the Company in accordance with its terms. The execution and delivery by the Company of this Agreement and performance by it of its obligations hereunder will not result in a violation or breach of any provision of (i) its constating documents, (ii) any agreement, contract, licence, franchise or permit to which it is a party or by which it is bound; or (iii) any law, regulation, order, judgment or decree to which it is subject or by which it is bound.

3.6 Books and Records. The corporate records and minute books of the Company and its subsidiaries have been maintained in accordance with all applicable statutory requirements and are complete and accurate in all material respects.

3.7 Litigation, etc. There is no claim, action, proceeding or investigation pending or, to the knowledge of the Company, threatened against or relating to the Company or any of its subsidiaries or affecting any of their properties or assets before any court or governmental or regulatory authority or body that, if adversely determined, is likely to have a material adverse effect on, or prevent or materially delay consummation of the transactions contemplated by this Agreement.

               ARTICLE IV  -  CONDUCT OF BUSINESS

4.1 Conduct of Business by the Company. The Company covenants and agrees that prior to the closing of the transactions contemplated by the Offer (the "Effective Time"), the Company shall, and shall cause each of its subsidiaries to, conduct its and their respective businesses only in, not take any action except in, and maintain their respective facilities in, the usual, ordinary and regular course of business and consistent with past practice.

4.2 Conduct of Business by the Purchaser. The Purchaser covenants and agrees that prior to the closing of the transactions contemplated by the Offer (the "Effective Time"), the Purchaser shall, and shall cause each of its subsidiaries to, conduct its and their respective businesses only in, not take any action except in, and maintain their respective facilities in, the usual, ordinary and regular course of business and consistent with past practice.


                  ARTICLE V  -  MISCELLANEOUS

5.1   Further  Assurances and Closing Matters.  Subject to  the  conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as is practicable the transactions contemplated by the Offer and this Agreement; including, without limitation, the preparation of all necessary resolutions, corporate proceedings, and corporate legal opinions.

5.2 Notification of Certain Matters. Each party shall give prompt notice to the other of:

(a) the occurrence or failure to occur of any event, which occurrence or failure would cause or may cause any representation or warranty on its part contained in this Agreement to be untrue or inaccurate in any respect at any time from date hereof to the Effective Time; and

(b) any failure of such party, or any officer, director, employee or agent thereof, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder.

        ARTICLE VI  -  TERMINATION, AMENDMENT AND WAIVER

6.1 Termination. This Agreement may be terminated at any time prior to the Effective Time:

(a)  by mutual consent of the Purchaser and the Company;

(b) by the Purchaser or the Company if the Purchaser has not purchased at least ninety per cent (90%) of the Company Shares pursuant to the Offer; and

(c) by the Company, if the Purchaser does not commence the Offer within the time contemplated by section 1.1.

6.2 Amendment. This Agreement may not be amended except by an instrument signed by each of the parties hereto.

6.3  Effect of Termination.  If this Agreement is terminated as provided in section 6.1, there shall be no liability or further obligation on the part of any party hereto or any of their respective shareholders, officers or directors, except for liability arising from a wilful breach of this Agreement or common law fraud.


               ARTICLE VII  -  GENERAL PROVISIONS

7.1 Notices. All notices, requests, demands and other communications hereunder shall be deemed to have duly given and made, if writing and if served by personal delivery upon the party for whom it is intended or delivered, by registered or certified mail, return receipt requested, or if sent by telecopier, upon receipt of oral confirmation that such transmission has been received, to the person at the address set forth below, or such other address as may be designated in writing hereafter, in the same manner, by such person:

     if to the Purchaser, at:

     611 Access Road
     Stratford, Connecticut
     06497
     Fax (203) 380-0915

     Attention: Joseph J. Murphy
     if to the Company, at:

     5075 Yonge Street
     Suite 302
     Toronto, Ontario
     M2N 6C6
     Fax (416) 733-2165

     Attention:  Charles Zwebner

7.2 Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. References to sections and Articles refer to sections and articles of this Agreement unless otherwise stated. Unless the context otherwise requires, words used herein importing the singular include the plural and vice versa.

7.3 Severability. If any term, provision, covenant or restriction of this Agreement is held to be invalid, void or unenforceable, the reminder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated and the parties shall negotiate in good faith to modify the Agreement to preserve each party's anticipated benefits under the Agreement.


IN WITNESS WHEREOF, the Purchaser and the Company have caused this Agreement to be executed and delivered on the date first above by their respective officers thereunder duly authorized.




DCI TELECOMMUNICATIONS, INC.



Per:




CARDCALL INTERNATIONAL HOLDINGS, INC.



Per:

                          SCHEDULE "A"

                        Form of Warrant

                          SCHEDULE "B"


                  List of Company Shareholders



CORE GROUP

Timber Participations Ltd. (Whyteburg SA)               2,710,000
1231912 Ontario Inc.                                    1,532,500
Overseas Communications                                 1,201,500
Johnathan Greenwood                                       375,000

Total Core Group:                                       5,819,000
(70.64 %)



FOUNDERS

Anthony Heller, in trust                                  368,500
David Heller                                              331,500
Hart Properties Ltd.                                      330,000
David Richman                                             250,000
Admiral Investments Limited                               180,000
Charles Trovato                                            20,000
Mendy Goldberg                                              5,000

Total Founders:                                         1,485,000
(18.03 %)

MINORITY

Nobuyuki Oda                                               30,000
Shinichi Otawara                                           10,000
Yuichi Ozaki                                               10,000





Maurice Brenig, in trust                                  150,000
Elaine Salter                                              30,000
Betty Frieberg                                             20,000
Vivian Mermelstein                                         20,000
Greengro Corporate Services, in trust                      20,000
Barry Sutton                                               10,000
J. Barnett, in trust                                       10,000
Price International Inc.                                   10,000
Barry and Marlene Cohen                                    10,000
Irving Mergel                                              10,000
Jerome Goldman                                             10,000
Kenneth and Franca Rubin                                   10,000
Marvin Goldman                                             10,000
Norman Stollman                                            10,000
Richard and Nola Baris                                     10,000
Jared Goldman                                               5,000
Firm Capital Mortgage Corp.                                 5,000
Richard Litsiger                                            5,000
Robert and Anita Marino                                     5,000


Cullen Trading Ltd.                                       120,000
Proteus Investments Limited                                50,000
Elmrise International Limited                              50,000
Kenny Tibber                                               50,000
Tadworth Property                                          25,000
Balchan Trustees Ltd.                                      20,000
Ray Conway                                                 17,500
Raymond Rohrbach                                           15,000
Union Baincaire Privee                                     15,000
William George                                             15,000
G&G Wholesale Ltd.                                         12,500
L.S. Tish                                                  12,500
Silver Pine Holdings Ltd.                                  12,500
Stevenson Brothers                                         12,500
Biata Bray                                                 10,000
J. Raven                                                   10,000
Maurice Alberge                                            10,000
Minton Holdings Limited                                     7,500
N. Crowley                                                  7,500
M. Rodin                                                    7,500
L.H. Crawford                                               5,000

M.J. Harroway                                               5,000
P. Wolf                                                     5,000
S. Leigh                                                    5,000
S. Stewart                                                  5,000
Tessa Drummond                                              5,000
Andrew Millard                                              2,500
David Redmile                                               2,500
Jane Jordan                                                 2,500
Mr. and Mrs. Harvey                                         2,500
Sally Wolchover                                             1,875
Vince Waterman                                              1,250
Monte Schaffer                                              1,000

Total Minority:                                           934,125
(11.33 %)


TOTAL ALL SHAREHOLDERS:                                 8,238,125

                                SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    DCI Telecommunications, Inc.


                    Joseph J. Murphy
                    __________________________

                    Joseph J.  Murphy
                    President
                    Date: September 23, 1997